COLONIAL SMALL CAP VALUE FUND, VS
                                  (the "Fund")

                            SUPPLEMENT TO PROSPECTUS

The Fund's prospectus is revised as follows:

(1) The Fund may invest up to 10% of its assets in foreign securities.

(2) The following paragraph is added under the caption "Principal Investment Risks"

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


                                                        August 16, 2002